                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     STIRLING COOKE BROWN HOLDINGS LIMITED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

Stirling Cooke Brown Holdings Limited is a "foreign private issuer" within the meaning of Rule 3b-4 under the Securities Exchange Act of 1934, as amended. As such, the Company is exempt from certain rules and reporting requirements under the Exchange Act, including the proxy rules under Section 14.

Dear Shareholders:

  You are cordially invited to attend the Annual General Meeting of Shareholders of Stirling Cooke Brown Holdings Limited (the "Company") to be held on Thursday, May 27, 1999 (the "Meeting") commencing at 9:00 a.m. at St. Paul's Centennial Hall, Court Street, Hamilton, Bermuda.

  At the Meeting, you will be asked to consider and vote upon the following: the election of directors and the appointment of Arthur Andersen LLP as the Company's independent auditors to serve until the next Annual General Meeting of the Company. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THESE PROPOSALS. The Meeting will also receive the Company's audited financial statements for the fiscal year ended December 31, 1998 as approved by the Company's Board of Directors.

  Your vote is important. Whether or not you plan to attend the Meeting in person, and regardless of the number of shares you own, we urge you to complete, sign, date and return the enclosed proxy card promptly in the prepaid envelope. You may attend the Meeting and vote in person even if you have previously returned your card. We look forward to meeting with you.

                                       Sincerely,

                                       Nicholas Mark Cooke
                                       Chairman and Chief Executive Officer

                     STIRLING COOKE BROWN HOLDINGS LIMITED

               NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 27, 1999

TO THE SHAREHOLDERS OF STIRLING COOKE BROWN HOLDINGS LIMITED:

  Notice is Hereby Given that the 1999 Annual General Meeting of Shareholders (the "Meeting") of STIRLING COOKE BROWN HOLDINGS LIMITED (the "Company") will be held on Thursday, May 27, 1999, commencing at 9:00 a.m. local Bermuda time at St. Paul's Centennial Hall, Court Street, Hamilton, Bermuda, for the following purposes:

  The Meeting will commence for the following purposes:

  1.  To elect two Class 1 Directors and one Class 3 Director;

  2. To approve the recommendation of the Board of Directors that Arthur Andersen LLP be appointed auditors of the Company to hold office until the close of the next Annual General Meeting and that the Board be authorized to determine the auditor's remuneration; and

  3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Only Shareholders of record, as shown by the transfer books of the Company at the close of business on April 23, 1999, are entitled to notice of, and to vote at, the Meeting.

  The Meeting will also receive the Company's audited financial statements for the fiscal year ended December 31, 1998 and the report of the auditors thereon, as approved by the Company's Board of Directors.

  Whether you plan to attend the Meeting or not, please date, sign and return the enclosed proxy in the return envelope furnished for that purpose as promptly as possible. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement. A proxy need not be a shareholder of the Company.

                                          By Order of the Board of Directors,

                                          /s/ Penelope A. Cooke
                                          Penelope A. Cooke
                                          Secretary

April 30, 1999

                     STIRLING COOKE BROWN HOLDINGS LIMITED
        VICTORIA HALL, 11 VICTORIA STREET, 3RD FLOOR, HAMILTON, BERMUDA

                     STIRLING COOKE BROWN HOLDINGS LIMITED

                                PROXY STATEMENT

                    ANNUAL GENERAL MEETING OF SHAREHOLDERS

  THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY STIRLING COOKE BROWN HOLDINGS LIMITED (THE "COMPANY") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON THURSDAY, MAY 27, 1999, COMMENCING AT 9:00 A.M. AT ST. PAUL'S CENTENNIAL HALL, COURT STREET, HAMILTON, BERMUDA.

  The close of business on April 23, 1999 has been fixed as the record date for the determination of holders of the Company's Ordinary Shares, par value $0.25 per share (the "Ordinary Shares"), entitled to receive notice of the Meeting and vote thereat. The Company expects to mail this proxy material to shareholders on or about April 30, 1999 together with a copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998.

  The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies personally. These officers and employees will receive no compensation for such solicitations other than their regular salaries.

  No action will be taken at the Meeting with respect to approval or disapproval of the audited Financial Statements of the Company for the fiscal year ended December 31, 1998.

  All share information in this Proxy Statement reflects the four-for-one stock split of the Ordinary Shares which occurred in June 1997.

  Any person giving a proxy may revoke it by depositing an instrument in writing executed by him or by his attorney authorized in writing at the registered office of the Company at any time up to the close of business on the last business day preceding the Meeting or any adjournment thereof with the Chairman of the Meeting or in any other manner permitted by law. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter, the proxy authorizes a vote in favor of such matter and it will be voted accordingly. Proxies must be duly executed and deposited at the office of the Company's transfer agent, Firstar Bank Milwaukee, N.A., in Milwaukee, Wisconsin, or with the Secretary of the Company at the Company's office in Bermuda, prior to 9:00 a.m. local Bermuda time on May 25, 1999, in order to be voted at the Meeting.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

  No person who has been a director or officer of the Company and no person who is a proposed nominee for election as a director of the Company and no associate or affiliate of any such director, officer or proposed nominee has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as may hereinafter be disclosed.

                             BENEFICIAL OWNERSHIP

  As of April 23, 1999 the Company had outstanding 9,419,972 Ordinary Shares. The following table lists the beneficial ownership of each person or group who, as of a recent date, owned, to the Company's knowledge, more than five percent of the Company's Ordinary Shares:

                                                                     Percentage
                                                                         of
                                                           Number of Outstanding
                                                            Shares    Shares(1)
                                                           --------- -----------
The Goldman Sachs Group, L.P.(2).......................... 2,181,775    23.2%
Nicholas Brown............................................   823,473     8.7%
Penelope Atteline Cooke...................................   784,745     8.3%
Nicholas Mark Cooke.......................................   553,572     5.9%

--------
(1) Each Ordinary Share has one vote, except that if, and so long as, the Controlled Shares (as hereinafter defined) of any person, other than an "existing shareholder" as defined in the Company's Bye-Laws, constitute ten percent (10%) or more of the issued Ordinary Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of approximately 10%, pursuant to a formula specified in the Company's Bye-Laws. "Controlled Shares" include, among other things, all Ordinary Shares which such person is deemed to beneficially own directly or indirectly (within the meaning of Section 13(d) (3) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")).

(2) Represents shares owned by certain investment funds (the "GS Funds"), affiliated with The Goldman Sachs Group, L.P. (the "GS Group"), including 1,399,330 shares beneficially owned by GS Capital Partners II, L.P.; 92,419 shares beneficially owned by Bridge Street Fund 1995, L.P.; 82,124 shares beneficially owned by Stone Street Fund 1995, L.P.; 556,293 shares beneficially owned by GS Capital Partners II Offshore, L.P.; and 51,609 shares beneficially owned by GS Capital Partners II Germany Civil Law Partnership. Excludes Ordinary Shares (i) owned by the GS Group that were acquired in the ordinary course of market-making transactions or (ii) held in client accounts, for which the GS Group exercises voting or investment authority, or both. The GS Group disclaims beneficial ownership of the shares held by the GS Funds (i) to the extent attributable to equity interests therein held by persons other than the GS Group and its affiliates or (ii) in client accounts. Each of the GS Funds shares voting and investment power with certain of its respective affiliates. The address of the GS Group is 85 Broad Street, New York, New York 10004.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Messrs. Jeffery and de Pourtales, directors of the Company, are employed by Goldman, Sachs & Co., or certain of their affiliates. Goldman, Sachs & Co. acted as a co-managing underwriter for the Company's Initial Public Offering (the "IPO") which was completed in December 1997, from which the underwriters received aggregate underwriting discounts of $5.3 million from the Company and selling shareholders.

  Goldman, Sachs & Co., or certain of their affiliates, maintain certain contractual relationships with the Company and have provided, and currently provide, investment banking services to the Company. Goldman, Sachs & Co. also provide investment management services to Realm National Insurance Company Limited pursuant to a Corporate Account Agreement dated December 24, 1996, and received customary fees and expenses of approximately $20,000 during 1998 for such services.

  Mr. Warren Cabral is a partner in Appleby, Spurling and Kempe, a Bermuda law firm that has provided certain legal services to the Company, or its predecessor, since 1992. During 1998 Appleby, Spurling and Kempe were paid customary fees of $41,000 for the provision of these services.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Company is a "foreign private issuer" within the meaning of Rule 3b-4 promulgated under the Exchange Act and is therefore not subject to Section 16.

                           I. ELECTION OF DIRECTORS

  The Company's Bye-Laws provide that the Board of Directors shall be divided into three classes designated Class 1, Class 2 and Class 3, each class consisting as nearly as possible of one-third of the total number of Directors constituting the entire Board of Directors.

  The term of office for each Director elected at the 1999 Meeting as a Class 2 Director will expire at the Annual General Meeting in 2002; the term of office for each Director in Class 1 will expire at the Annual General Meeting in 2001; and the term of office for each Director in Class 3 will expire at the Annual General Meeting in 2000. At each Annual General Meeting the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual General Meeting to be held in the third year following the year of their election.

  At the 1999 Meeting, two Class 2 Directors are to be elected to hold office until the 2002 Annual General Meeting and one Class 3 Director is to be elected to hold office until the 2000 Annual General Meeting. All of the nominees are currently serving as Directors and the remaining Directors of the Company will continue to serve in accordance with their previously elected term.

  Unless authority is withheld by the shareholders, it is the intention of the persons named in the enclosed proxy to vote for the nominees listed below. All of the nominees have consented to serve if elected but, if any becomes unavailable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, principal occupation and other information concerning each Director is set forth below.

              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                            VOTE FOR THE NOMINEES.

NOMINEES FOR CLASS 2 DIRECTORS WHOSE TERMS EXPIRE IN 2002:

  Nicholas Brown, age 40, has been a Director of the Company since it began operations in January 1996. Mr. Brown has been a Director and the Managing Director of Stirling Cooke Brown Insurance Brokers Limited ("Insurance Brokers") and of Stirling Cooke Brown Reinsurance Brokers Limited, U.K. ("Reinsurance Brokers"), subsidiaries of the Company since 1992. Prior to 1992, Mr. Brown was a director of a Lloyds broker and has had continuous employment in the insurance and reinsurance industry in the London market since 1977.

  Reuben Jeffery III, age 45, has been a Director of the Company since it began operations in January 1996. Mr. Jeffery has been a member of Goldman, Sachs & Co.'s Financial Institutions Group since its inception and was named a Managing Director of such group in 1992. Since 1997, Mr. Jeffery has been a Managing Director of Goldman Sachs Paris Inc. et Cie.

NOMINEE FOR CLASS 3 DIRECTOR WHOSE TERM EXPIRES IN 2000:

  Jean de Pourtales, age 33, has been a Director of the Company since March 4, 1999. Mr. de Pourtales has been at Goldman Sachs International since 1988, and since 1992 has been a member of Goldman Sachs' Merchant Banking Division in London. Mr. de Pourtales is an Executive Director of Goldman Sachs International.

DIRECTORS WHOSE TERMS OF OFFICE DO NOT EXPIRE AT THIS MEETING:

Class 1 Directors whose terms expire in 2001:

  George W. Jones, age 44, has been Chief Financial Officer and a Director of the Company since it began operations in January 1996, and Chief Financial Officer and a Director of Stirling Cooke Brown (U.K.) Holdings Limited since 1992 and its subsidiaries since 1988.

  Warren W. Cabral, age 38, has been Vice President and a Director of the Company since it was founded in December 1995. Mr. Cabral is a partner in Appleby, Spurling & Kempe, a Bermuda law firm that has provided legal services to the Company or its predecessor since 1992.

Class 3 Director whose term expires in 2000:

  Nicholas Mark Cooke, age 42, has been Chief Executive Officer of the Company or its predecessors since 1990 and Chairman, President and Director of the Company since it began operations in January 1996. Prior to 1990, Mr. Cooke was a director of two Lloyds brokers and has had continuous employment in the insurance and reinsurance industry in the London market since 1976.
--------

  Mr. Michael Pruzan resigned as a director of the Company effective March 4, 1999 in connection with his change of employment to an entity unaffiliated with Goldman, Sachs & Co. He did not resign because of any disagreement with the Company on any matter.

  The Directors serve without compensation.

  The Board of Directors has established an Audit Committee and a Compensation Committee, as follows:

  The Audit Committee of the Board of Directors meets with the Company's independent accountants to discuss the scope and results of their audit and to review the adequacy of the Company's accounting and control system. The Audit Committee reviews the audit fee and considers issues raised by its members, the independent accountants and management. Each year the Audit Committee recommends to the Board an independent accounting firm to audit the financial statements of the Company. No member of management is a member of the audit committee. Messrs. Cabral, Jeffrey and de Pourtales comprise the Audit Committee.

  The Compensation Committee reviews the performance of corporate officers, establishes overall employee compensation policies and recommends to the Board of Directors major compensation programs. No member of the Compensation Committee is a member of management or eligible for compensation from the Company other than as a Director. Messrs. Jeffery, Cabral and de Pourtales comprise the Compensation Committee.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table summarizes the beneficial ownership as of April 23, 1999, of the Ordinary Shares of the Company by each director and executive officer of the Company, and all such directors and executive officers of the Company as a group.

                                                            Number   Percentage
                                                           of Shares  of Class
                                                           --------- ----------
Nicholas Mark Cooke(1)....................................   553,572     5.9%
Nicholas Brown............................................   823,473     8.7%
George Jones..............................................   429,176     4.6%
Reuben Jeffery III........................................       --      --
Warren Cabral.............................................       --      --
Jean dePourtales..........................................       --      --
All current directors and executive officers of the
 Company as a group (6 persons)........................... 1,806,221    19.2%

--------
(1) Excludes 784,745 shares owned by Mrs. Penelope A. Cooke, the spouse of Mr. Cooke, as to which Mr. Cooke disclaims beneficial ownership.

                            EXECUTIVE COMPENSATION

                          Summary Compensation Table

  The following table sets forth certain information concerning compensation paid to or earned by the Company's Chief Executive Officer and the Company's other executive officers (collectively, the "named executive officers") for services rendered in the fiscal years ended December 31, 1998, 1997 and 1996, respectively, to the Company and its subsidiaries in all capacities:

                                           Annual Compensation     All Other
                                          ---------------------- --------------
Name and Principal Position               Year  Salary   Bonus   Compensation(1)
---------------------------               ---- -------- -------- --------------
Nicholas Mark Cooke...................... 1998 $375,000      --     $ 30,000
 President and Chief Executive Officer    1997 $346,875      --     $ 27,750
 of the Company                           1996 $300,000 $300,000    $ 24,000
Nicholas Brown........................... 1998 $390,165 $ 95,000    $103,588
 Managing Director of Insurance Brokers   1997 $370,781 $ 82,000    $ 47,500
 and Reinsurance Brokers                  1996 $314,160 $405,243    $ 68,067
George W. Jones.......................... 1998 $275,000 $ 50,000    $ 22,000
 Chief Financial Officer of the Company   1997 $266,921      --     $ 21,353
                                          1996 $152,109      --     $ 11,936

--------
(1) "All Other Compensation" relates to contributions to the Company's Defined Contribution Money Accumulation Pension Plan.

                                    Options

  During 1998 no options were granted by the Company. The named executive officers had no options excercised during 1998 and no unexercised options at December 31, 1998.

                          II. APPOINTMENT OF AUDITORS

  The Board of Directors recommends that Arthur Andersen LLP be appointed as auditors of the Company to hold office until the next Annual General Meeting of shareholders. Representatives of Arthur Andersen LLP are expected to be present at the Meeting and will be available to answer appropriate questions. Such representatives of Arthur Andersen LLP will also be given an opportunity to make a statement to the shareholders if they so wish.

  IT IS INTENDED THAT THE ORDINARY SHARES REPRESENTED BY PROXIES SOLICITED BY OR ON BEHALF OF THE COMPANY WILL BE VOTED IN FAVOR OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS OF THE COMPANY AND AUTHORIZING THE DIRECTORS TO FIX THEIR REMUNERATION, UNLESS OTHERWISE INDICATED.

  On April 27, 1999, the Company engaged Arthur Andersen LLP as its independent accountant, subject to the approval of the Company's shareholders, for the fiscal year ending December 31, 1999. The Company's independent accountant for the fiscal year ended December 31, 1998, was KPMG Peat Marwick ("KPMG").

  During the Company's two most recent fiscal years and the interim period subsequent to the fiscal year ended December 31, 1998, neither the Company nor any person on the Company's behalf consulted Arthur Andersen LLP, regarding either:

    (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; and no written or oral advice was provided to the Company that Arthur Andersen LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing, or financial reporting issues; or

    (ii) any matter that was the subject of a disagreement or a reportable event, as those items are defined under Regulation (S) 229.304 (17 C.F.R.
  (S) 229.304).

  On April 20, 1999, KPMG notified the Company that it would not seek re-election as auditors to the Company for the year ending December 31, 1999.

  KPMG's reports on the Company's financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

  During the Company's two most recent fiscal years, and the subsequent interim period preceding KPMG's declination, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreement in connection with KPMG's report.

  During the Company's two most recent fiscal years and the subsequent interim period preceding KPMG's declination:

    (a) KPMG did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

    (b) KPMG did not advise the Company that information has come to KPMG's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

    (c) (1) KPMG did not advise the Company of the need to expand significantly the scope of its audit, or that information had come to KPMG's attention during such period that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; and (2) KPMG did not so expand the scope of its audit or conduct such further investigation;

    (d) (1) KPMG did not advise the Company that information has come to KPMG's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) KPMG did not advise the Company that due to KPMG's declination to seek re-election, or for any other reason, accounting issues have not been resolved to KPMG's satisfaction prior to declination to seek re-election.

                            ADDITIONAL INFORMATION

Shareholder Proposals for the Company's 2000 Annual General Meeting

  Pursuant to the Company's Bye-Laws, resolutions intended to be presented by shareholders for action at the 2000 Annual General Meeting must comply with the provisions of the Bermuda Companies Act, 1991 (the "Companies Act") and the Bye-Laws and be deposited at the Company's head office not later than six weeks prior to the 2000 Annual General Meeting.

  Pursuant to United States securities law and regulations, proposals intended to be presented by shareholders for action at the 2000 Annual Meeting must be received by the Secretary of the Company not later than December 21, 1999 in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

Company's 1998 Annual Report

  The Company has elected to file with the United States Securities and Exchange Commission an annual report for the year ended December 31, 1998 on Form 10-K (the "Form 10-K") containing certain information with respect to the Company and its business and properties, including financial statements and related schedules. The Form 10-K also contains a list of exhibits filed as part of the report.

  UPON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF THE COMPANY'S ORDINARY SHARES, THE COMPANY WILL MAIL TO SUCH OWNER, WITHOUT CHARGE, A COPY OF THE FORM 10-K. In addition, upon payment to the Company of $0.25 per page, the Company will mail to such owner a copy of any or all of the exhibits listed in the Form 10-K. Requests for copies of the Form 10-K and/or exhibits should be addressed to: The Secretary, Stirling Cooke Brown Holdings Limited, Victoria Hall, 11 Victoria Street, Hamilton HM 12, Bermuda.

Voting

  Each Ordinary Share has one vote, except that if, and so long as, the Controlled Shares (as hereinafter defined) of any person, other than an "existing shareholder" as defined in the Company's Bye-Laws, constitute ten percent (10%) or more of the issued Ordinary Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of approximately 10%, pursuant to a formula specified in the Company's Bye-Laws. "Controlled Shares" include, among other things, all Ordinary Shares which such person is deemed to beneficially own directly or indirectly (within the meaning of Section 13(d) (3) of the Exchange Act).

  Except where a greater majority is required by the Companies Acts or the Company's Bye-Laws, any question proposed for consideration at any general meeting will be decided upon by a simple majority of votes cast. The election of directors will be by the simple majority of votes cast. At the Meeting a resolution put to the vote of a Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to the terms of the Company's Bye-Laws. If a poll has not been demanded, a declaration by the Chairman that a resolution has passed will be final and conclusive. If a poll has been demanded, then the result of such poll shall be final.

  Proxies recording abstentions are nevertheless counted in determining the quorum of the Meeting. As a result, on those proposals which require an affirmative vote of the majority of those shareholders present at a Meeting or of the outstanding Ordinary Shares, an abstention has the effect of a vote against the proposal. Similarly, where brokers report a non-vote, the shares are counted in determining the quorum of the Meeting but they are not counted as having voted on the proposal. A non-vote, therefore, has the effect of a vote against the proposal.

  The shares represented by the enclosed form of proxy, duly executed and deposited at the office of the Company's transfer agent, Firstar Bank Milwaukee, N.A., 1555 N. RiverCenter Drive, Suite 301, Milwaukee, Wisconsin 53212, or with the Secretary of the Company at the Company's office in Bermuda, prior to 9:00 a.m. local Bermuda time on May 25, 1999, will be voted at the Meeting. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter, the proxy authorizes a vote in favor of such matter and it will be voted accordingly.

  The enclosed form of proxy confers discretionary authority with respect to amendments and variations with respect to the matters identified in the Notice of Meeting and other matters which may properly come before the Meeting.

  Each shareholder has the right to appoint a person, who need not be a shareholder, other than the persons specified in the enclosed form of proxy to attend and act for him and on his behalf at the Meeting. Such right may be exercised by striking out the names of management's nominees in the enclosed form of proxy and inserting the name of the person to be appointed in the blank space provided in the form of proxy, signing the form of proxy and returning it in the reply envelope provided.

                                       By Order of the Board of Directors


                                       Penelope A. Cooke
                                       Secretary

Dated: April 30, 1999

                     STIRLING COOKE BROWN HOLDINGS LIMITED
                      VICTORIA HALL, 11 VICTORIA STREET
                            HAMILTON HM 12 BERMUDA

         This Proxy is Solicited on behalf of the Board of Directors:

The Undersigned hereby appoints Nicholas Mark Cooke and George Jones as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Ordinary Shares of Stirling Cooke Brown Holdings Limited held of record by the undersigned on April 23, 1999, at the Annual General Meeting of shareholders to be held on May 27, 1999 or any adjournment thereof.

[X] Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.








            . DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED .



           STIRLING COOKE BROWN HOLDINGS LIMITED 1999 ANNUAL MEETING

1. ELECTION OF DIRECTORS:
   (Class 2 Directors:)        1-Mr. Nicholas Brown     2-Mr. Reuben Jeffery III

   (Class 3 Director:)         3-Mr. Jean de Pourtales

[_] FOR all nominees                [_] WITHHOLD AUTHORITY
    listed to the left (except          to vote for all nominees
    as specified below).                listed to the left.


(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

                   -----------------------------------
--------------->
                   -----------------------------------

2. PROPOSAL TO APPROVE the recommendation by the Board of Directors that Arthur Andersen LLP be appointed as the Company's independent auditor for the fiscal
   year ending December 31, 1999.         [_] FOR    [_] AGAINST   [_] ABSTAIN

Check appropriate box                   Date
Indicate changes below:                     -------------------------
Address Change? [_]  Name Change? [_]

     NO. OF SHARES

-----------------------------------


-----------------------------------
Signature(s) in Box

Please sign exactly as name appears
hereon. When signing as attorney,
executor, administrator, trustee
or guardian, please give full name
as such. If a corporation, please
sign in full corporate name by
President or other authorized
officer. If a partnership, please
sign in partnership name by authorized
person.